                       INCOME MANAGER(SM) ACCUMULATOR
[INSERT EQ LOGO]       COMBINATION VARIABLE AND FIXED DEFERRED
                       ANNUITY (NON-QUALIFIED)
                       Enrollment Form under Group Annuity Contract No. AC 7625 and Application for Individual Contract

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
-------------------------------------------------------------------------------
--------
1. OWNER   [ ] Individual     [ ] Trustee (for an individual)
--------

-------------------------------------------  -------------------------------
Name (First, Middle, Last)                   Date of Birth (Month/Day/Year)

-------------------------------------------  -------------------------------
Address (Street, City, State, Zip Code)      Social Security No./TIN

----------------------  ----------------------------  [ ] Male  [ ] Female
Home Phone Number       Office Phone Number

--------------------------------------
   2. ANNUITANT  IF OTHER THAN OWNER
--------------------------------------

-------------------------------------------  -------------------------------
Name (First, Middle, Last)                   Date of Birth (Month/Day/Year)

-------------------------------------------  -------------------------------
Address (Street, City, State, Zip Code)      Social Security No.

----------------------  ----------------------------  [ ] Male  [ ] Female
Home Phone Number       Office Phone Number

---------------------------------------------------------------------------
3. BENEFICIARY(IES)  IF MORE THAN ONE - INDICATE %.  TOTAL MUST EQUAL 100%.
---------------------------------------------------------------------------

------------------------------   -------------------------------   ------------
Name (First, Middle, Last)       Relationship to Annuitant                    %

------------------------------   -------------------------------   ------------
Name (First, Middle, Last)       Relationship to Annuitant                    %

------------------------------   -------------------------------   ------------
Name (First, Middle, Last)       Relationship to Annuitant                    %

------------------------------   -------------------------------   ------------
Name (First, Middle, Last)       Relationship to Annuitant                    %

[ ] Check this box to designate your spouse as the Successor Owner/Annuitant and complete the following information. Your spouse must also be named as the sole primary beneficiary.

-----------------------------------   ------------------------------------------- [ ] Male  [ ] Female
Spouse's Social Security No.          Spouse's Date of Birth (Month/Day/Year)

---------------------------
4. ANNUITY COMMENCEMENT AGE
---------------------------

SPECIFY AGE:__________________ (Annuitant's age 90 if not indicated)

-----------------------------------
5. INITIAL CONTRIBUTION INFORMATION
-----------------------------------

TOTAL INITIAL CONTRIBUTION: $______________________

METHOD OF PAYMENT: [ ] By check payable to Equitable Life  [ ] By wire
                   [ ] 1035 Exchange

-------------------------------------------------------------------------------
       INCOME MANAGEMENT GROUP, P.O. BOX 1547, SECAUCUS, N.J. 07096-1547
                                 (800) 338-3434

(5/97)                 PART OF INCOME MANAGER PORTFOLIO        cat. no. 126737

------------------------------------------------------------------------------
6. BASEBUILDER GUARANTEED BENEFIT ELECTION (NOT APPLICABLE FOR NEW YORK RESIDENTS) ANNUITANT ISSUE AGES 20 THROUGH 75 MUST SELECT PLAN A OR PLAN B. FOR ANNUITANT ISSUE AGES 76 THROUGH 83, PLAN B WILL APPLY.
------------------------------------------------------------------------------

[ ] PLAN A (baseBUILDER Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit)

[ ] PLAN B (Guaranteed Minimum Death Benefit only)

------------------------------------
7. SYSTEMATIC WITHDRAWALS (OPTIONAL)
------------------------------------

FREQUENCY: [ ] Monthly [ ] Quarterly [ ]
Annually   Start Date: ________________ (Month, Day)
AMOUNT OF WITHDRAWAL: $_______________ or _______________%

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. [ ] I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)

B. [ ] I want to have Federal income tax withheld from each payment.

----------------------------------------------------------------------------
8. SUCCESSOR OWNER (OPTIONAL) AVAILABLE ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS
----------------------------------------------------------------------------


------------------------------------------   -------------------------------- [ ] Male  [ ] Female
Name (First, Middle, Last)                   Date of Birth (Month/Day/Year)

------------------------------------------   --------------------------------
Address (Street, City, State, Zip Code)      Social Security No./TIN

--------------
9. SUITABILITY
--------------

A. Did you receive the INCOME MANAGER ACCUMULATOR prospectus?  [ ] Yes  [ ] No


-------------------------------   ------------------------------------------
Date of Prospectus                Date(s) of any Supplement(s) to Prospectus


B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/
   Contract applied for will be issued? [ ] Yes [ ] No   If Yes, complete the
   following:

----------------- ------------------ ------------- ---------------------------
Year Issued       Type of Plan       Company       Certificate/Contract Number

C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)


---------------------------------------     -----------------------------------
Employer's Name & Address                   Owner's Occupation

---------------------------------------     -----------------------------------
Estimated Annual Family Income              Estimated Net Worth

Investment Objective: [ ] Income  [ ] Income & Growth  [ ] Growth
[ ] Aggressive Growth  [ ] Safety of Principal

Is Owner or Annuitant associated with or employed by a member of the NASD?
[ ] Yes  [ ] No

--------------------------------
   10. SPECIAL INSTRUCTIONS
--------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                             Accumulator page 2
(5/97)                                                           cat. no 126737

---------------------------------------------------------
11. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C
---------------------------------------------------------

                             (1) GUARANTEE PERIODS
                                 February 15, 1998...           %
---------------------------      February 15, 1999...           %
A. [ ] SELF-DIRECTED             February 15, 2000...           %
ALLOCATION                       February 15, 2001...           %
Allocate initial                 February 15, 2002...           %
contribution between             February 15, 2003...           %
"(1) GUARANTEE PERIODS"          February 15, 2004...           %
and "(2) INVESTMENT FUNDS."      February 15, 2005...           %
The total of (1) and (2)         February 15, 2006...           %
must equal 100%.                 February 15, 2007...           %
---------------------------

---------------------------
B. [ ] PRINCIPAL ASSURANCE                                        SUBTOTAL......         %(1)
Under Principal              (2) INVESTMENT FUNDS
Assurance, an                EQUITY SERIES:
amount is allocated to a         DOMESTIC EQUITY
Guarantee                        Alliance Common Stock............           %
Period so that the               Alliance Growth & Income.........           %
maturity value                   EQ/Putnam Growth & Income Value..           %
will equal the initial           MFS Research.....................           %
contribution                     Merrill Lynch Basic Value                   %
in the year selected.              Equity.........................
                                 T. Rowe Price Equity Income......           %
SELECT MATURITY YEAR:            INTERNATIONAL EQUITY
[ ] 2004  [ ] 2005               Alliance Global..................           %
[ ] 2006  [ ] 2007               Alliance International...........           %
                                 Morgan Stanley Emerging                     %
Allocate the remaining           Markets Equity*..................
amount of the initial            T. Rowe Price International                 %
contribution only to             Stock............................
"(2) INVESTMENT FUNDS."          AGGRESSIVE EQUITY
The total must equal 100%.       Alliance Aggressive Stock........           %
___________________________      Alliance Small Cap Growth........           %
---------------------------
C. [ ] SPECIAL DOLLAR COST       MFS Emerging Growth Companies....           %
       AVERAGING                 Warburg Pincus Small Company                %
                                 Value............................
The initial contribution     ASSET ALLOCATION SERIES:
is allocated to the              Alliance Conservative Investors             %
Alliance Money Market Fund.      Alliance Growth Investors........           %
Thereafter, amounts are          EQ/Putnam Balanced...............           %
transferred over a twelve        Merrill Lynch World Strategy.....           %
month period from the        FIXED INCOME SERIES:
Alliance Money Market            AGGRESSIVE FIXED INCOME
Fund to the other                Alliance High Yield..............           %
Investment Funds                 DOMESTIC FIXED INCOME
based on the percentages         Alliance Intermediate Gov't.                %
you indicate under               Securities.......................
"(2) INVESTMENT FUNDS."          Alliance Money Market............           %
The total must equal 100%.
Do not indicate a
percentage for the
Alliance Money Market Fund.
--------------------------

                                                                  SUBTOTAL.....          %(2)

                                                                      TOTAL....     100%

* Will become available on or about September 2, 1997.

                                                             Accumulator page 3
(5/97)                                                           cat. no 126737

-------------
12. AGREEMENT
-------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.


X
----------------------------------------------------  --------  ------------------------
Proposed Annuitant's Signature                        Date      Signed at: City, State

X
----------------------------------------------------  --------  ------------------------
Proposed Owner's Signature (If other than Annuitant)  Date      Signed at: City, State

  (NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM OR AN ENROLLMENT FORM CONTAINING ANY FALSE, OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.


X
----------------------------------------------------  --------  ------------------------
Proposed Annuitant's Signature                        Date      Signed at: City, State

X
----------------------------------------------------  --------  ------------------------
Proposed Owner's Signature (If other than Annuitant)  Date      Signed at: City, State

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant?
[ ] Yes [ ] No

Florida License ID No(s). ________________________________________


1)
   ----------------------------------------------------------------------------
   Agent Signature                           Print Name & No. of Agent

   ----------------------------------------------------------------------------
   Agent Soc. Sec. No.                       Agency Code                   %


2)
   ----------------------------------------------------------------------------
   Agent Signature                           Print Name & No. of Agent

   ----------------------------------------------------------------------------
   Agent Soc. Sec. No.                       Agency Code                   %

                                                             Accumulator page 4
(5/97)                                                           cat. no 126737

                       INCOME MANAGER(SM) ROLLOVER IRA
[INSERT EQ LOGO]       COMBINATION VARIABLE AND FIXED DEFERRED
                       ANNUITY (QUALIFIED)
                       Enrollment Form under Group Annuity Contract No. AC 7627 and Application for Individual Contract

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
-------------------------------------------------------------------------------

------------------
1. OWNER/ANNUITANT
------------------

---------------------------------------    -----------------------------------
Name (First, Middle, Last)                 Date of Birth (Month/Day/Year)

---------------------------------------    -----------------------------------
Address (Street, City, State, Zip Code)    Social Security No.

---------------------       --------------------------  [ ] Male [ ] Female
Home Phone Number           Office Phone Number

---------------------------------------------------------------------------
2. BENEFICIARY(IES)  IF MORE THAN ONE - INDICATE %.  TOTAL MUST EQUAL 100%.
---------------------------------------------------------------------------

-------------------------------   ---------------------------------    --------
Name (First, Middle, Last)        Relationship to Annuitant                   %

-------------------------------   ---------------------------------    --------
Name (First, Middle, Last)        Relationship to Annuitant                   %

-------------------------------   ---------------------------------    --------
Name (First, Middle, Last)        Relationship to Annuitant                   %

-------------------------------   ---------------------------------    --------
Name (First, Middle, Last)        Relationship to Annuitant                   %

[ ] Check this box to designate your spouse as the Successor Owner/Annuitant and complete the following information. Your spouse must also be named as the sole primary beneficiary.


----------------------------   ---------------------------------------  [ ] Male  [ ] Female
Spouse's Social Security No.   Spouse's Date of Birth (Month/Day/Year)

---------------------------
3. ANNUITY COMMENCEMENT AGE
---------------------------

SPECIFY AGE:__________________ (Age 90 if not indicated)

-----------------------------------
4. INITIAL CONTRIBUTION INFORMATION
-----------------------------------

TOTAL INITIAL CONTRIBUTION: $__________________________

METHOD OF PAYMENT: [ ] By check payable to Equitable Life  [ ] By wire

SOURCE OF FUNDS: [ ] Rollover from other IRA [ ] Direct Rollover from qualified plan or TSA [ ] Direct Transfer from other IRA
------------------------------------------------------------------------
5. BASEBUILDER GUARANTEED BENEFIT ELECTION (NOT APPLICABLE FOR NEW YORK RESIDENTS) ISSUE AGES 20 THROUGH 75 MUST SELECT PLAN A OR PLAN B. FOR ISSUE AGES 76 THROUGH 78, PLAN B WILL APPLY.
------------------------------------------------------------------------

[ ] PLAN A* (baseBUILDER Combined Guaranteed Minimum Death Benefit and
    Guaranteed Minimum Income Benefit)

[ ] 6% to Age 80 Benefit OR [ ] 6% to Age 70 Benefit (Issue ages 65 and under) *6% to Age 80 Benefit will apply if no benefit is selected.

[ ] PLAN B (Guaranteed Minimum Death Benefit only)

-------------------------------------------------------------------------------
       INCOME MANAGEMENT GROUP, P.O. BOX 1547, SECAUCUS, N.J. 07096-1547
                                 (800) 338-3434

(5/97)                  PART OF INCOME MANAGER PORTFOLIO       cat. no. 126736

-------------------------
6. WITHDRAWALS (OPTIONAL)
-------------------------

A. [ ] SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS. Available only if you are below age 59 1/2.

   Frequency: [ ] Monthly  [ ] Quarterly  [ ] Annually

   Start Date: ________________ (Month, Day)

   Calculation Basis: [ ] Single Life  [ ] Joint and 100% to Survivor

B. [ ] SYSTEMATIC WITHDRAWALS.  Available only if you are age 59 1/2 to 70 1/2.

   Frequency: [ ] Monthly  [ ] Quarterly  [ ] Annually

   Start Date: ________________ (Month, Day)

   Amount of Withdrawal:  $_______________ or __________%

C. [ ] MINIMUM DISTRIBUTION WITHDRAWALS. Available only if you have elected Self-Directed Allocation and you are age 70 1/2 or older.

   Minimum Distribution Withdrawals based on the period of:

   [ ] Owner/Annuitant's life expectancy only    [ ] joint life expectancies of
                                                     Owner/Annuitant and spouse

        [ ] joint life expectancies of Owner/Annuitant and non-spouse beneficiary

   If joint life, indicate joint Annuitant's date of birth: ______________

   Do you want your life expectancy recalculated? [ ] yes  [ ] no

   If you elected joint life expectancies, do you want your life expectancies recalculated? [ ] yes [ ] no

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. [ ] I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No. required)

B. [ ] I want to have Federal income tax withheld from each payment.

--------------
7. SUITABILITY
--------------

A. Did you receive the INCOME MANAGER ROLLOVER IRA prospectus?  [ ] Yes  [ ] No


----------------------------     ---------------------------------------------
Date of Prospectus               Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been)
   surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the
   Certificate/ Contract applied for will be issued? [ ] Yes [ ] No    If Yes,
   complete the following:

---------------- ----------------- ------------ ----------------------------
Year Issued      Type of Plan      Company      Certificate/Contract Number

C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

-------------------------------------------------------------------------------
Employer's Name & Address                      Owner/Annuitant's Occupation

----------------------------------------      ---------------------------------
Estimated Annual Family Income                Estimated Net Worth

Investment Objective: [ ] Income  [ ] Income & Growth  [ ] Growth
[ ] Aggressive Growth  [ ] Safety of Principal

Is Owner/Annuitant associated with or employed by a member of the NASD?
[ ] Yes  [ ] No

-----------------------
8. SPECIAL INSTRUCTIONS
-----------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                            Rollover IRA page 3
(5/97)                                                           cat. no 126736

--------------------------------------------------------
9. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C
--------------------------------------------------------

                             (1) GUARANTEE PERIODS
                                 February 15, 1998...           %
---------------------------      February 15, 1999...           %
A. [ ] SELF-DIRECTED             February 15, 2000...           %
ALLOCATION                       February 15, 2001...           %
Allocate initial                 February 15, 2002...           %
contribution between             February 15, 2003...           %
"(1) GUARANTEE PERIODS"          February 15, 2004...           %
and "(2) INVESTMENT FUNDS."      February 15, 2005...           %
The total of (1) and (2)         February 15, 2006...           %
must equal 100%.                 February 15, 2007...           %
---------------------------

---------------------------
B. [ ] PRINCIPAL ASSURANCE                                        SUBTOTAL......         %(1)
Under Principal              (2) INVESTMENT FUNDS
Assurance, an                EQUITY SERIES:
amount is allocated to a         DOMESTIC EQUITY
Guarantee                        Alliance Common Stock............           %
Period so that the               Alliance Growth & Income.........           %
maturity value                   EQ/Putnam Growth & Income Value             %
will equal the initial           MFS Research.....................           %
contribution                     Merrill Lynch Basic Value Equity.           %
in the year selected.
                                 T. Rowe Price Equity Income......           %
SELECT MATURITY YEAR:            INTERNATIONAL EQUITY
[ ] 2004  [ ] 2005               Alliance Global..................           %
[ ] 2006  [ ] 2007               Alliance International...........           %
                                 Morgan Stanley Emerging                     %
Allocate the remaining           Markets Equity*..................
amount of the initial            T. Rowe Price International                 %
contribution only to             Stock............................
"(2) INVESTMENT FUNDS."          AGGRESSIVE EQUITY
The total must equal 100%.       Alliance Aggressive Stock........           %
---------------------------      Alliance Small Cap Growth........           %
                                 MFS Emerging Growth Companies....           %
---------------------------
C. [ ] SPECIAL DOLLAR COST
       AVERAGING                 Warburg Pincus Small Company                %
                                 Value............................
The initial contribution     ASSET ALLOCATION SERIES:
is allocated to the              Alliance Conservative Investors             %
Alliance Money Market Fund.      Alliance Growth Investors........           %
Thereafter, amounts are          EQ/Putnam Balanced...............           %
transferred over a twelve        Merrill Lynch World Strategy.....           %
month period from the        FIXED INCOME SERIES:
Alliance Money Market            AGGRESSIVE FIXED INCOME
Fund to the other                Alliance High Yield..............           %
Investment Funds                 DOMESTIC FIXED INCOME
based on the percentages         Alliance Intermediate Gov't.                %
you indicate under               Securities.......................
"(2) INVESTMENT FUNDS."          Alliance Money Market............           %
The total must equal 100%.
Do not indicate a
percentage for the
Alliance Money Market
---------------------------

                                                                  SUBTOTAL.....          %(2)

                                                                      TOTAL....     100%

* Will become available on or about September 2, 1997.

                                                            Rollover IRA page 4
(5/97)                                                           cat. no 126736

-------------
10. AGREEMENT
-------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
-------------------------------------   ------------  -----------------------
Proposed Owner /Annuitant's Signature   Date          Signed at: City, State

  (NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM OR AN ENROLLMENT FORM CONTAINING ANY FALSE, OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
-------------------------------------   ------------  -----------------------
Proposed Owner /Annuitant's Signature   Date          Signed at: City, State

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant?
[ ] Yes [ ] No

Florida License ID No(s). ________________________________________


1)
  -----------------------------------------------------------------------------
  Agent Signature                           Print Name & No. of Agent

  -----------------------------------------------------------------------------
  Agent Soc. Sec. No.                       Agency Code                   %


2)
  -----------------------------------------------------------------------------
  Agent Signature                           Print Name & No. of Agent

  -----------------------------------------------------------------------------
  Agent Soc. Sec. No.                       Agency Code                   %

                                   EQUITABLE ACCUMULATOR
[INSERT EQ LOGO]                   COMBINATION VARIABLE AND FIXED DEFERRED
                                   ANNUITY
                                   Enrollment Form under Group Annuity Contract
THE EQUITABLE LIFE ASSURANCE       No. AC7625, AC7627 and Application for
SOCIETY OF THE UNITED STATES       Individual Contract


1.  PROGRAM     [ ] IRA (Individual)     [ ] IRA (Custodial Retirement Account)
                [ ] Non-Qualified (NQ)

2.  OWNER  [ ] Individual    [ ] Custodian (under Custodial Retirement Account)
           [ ] Trustee (for an individual)



---------------------------------------    ------------------------------------
Name (First, Middle, Last)                 Date of Birth (Month/Day/Year)


---------------------------------------    ------------------------------------
Address (Street, City, State, Zip Code)    Social Security No./TIN

---------------------------------------    ------------------------------------
Home Phone Number                          Office Phone Number

    [ ] Male      [ ] Female


3.  ANNUITANT  IF OTHER THAN OWNER


---------------------------------------    ------------------------------------
Name (First, Middle, Last)                 Date of Birth (Month/Day/Year)


---------------------------------------    ------------------------------------
Address (Street, City, State, Zip Code)    Social Security No./TIN


--------------------         --------------------          --------------------
Home Phone Number            Office Phone Number          Relationship to Owner

    [ ] Male      [ ] Female



4.  BENEFICIARY(IES)  IF MORE THAN ONE - INDICATE %.  TOTAL MUST EQUAL 100%.

-----------------------------      -----------------------------      --------
Name (First, Middle, Last)          Relationship to Annuitant                %

-----------------------------      -----------------------------      --------
Name (First, Middle, Last)          Relationship to Annuitant                %

-----------------------------      -----------------------------      --------
Name (First, Middle, Last)          Relationship to Annuitant                %

-----------------------------      -----------------------------      --------
Name (First, Middle, Last)         Relationship to Annuitant                 %

[ ] Check this box to designate your spouse as the Successor Owner/Annuitant and complete the following information.
Your spouse must also be named as the sole primary beneficiary.


--------------------------------   --------------------------------
Spouse's Social Security No.       Spouse's Date of Birth (Month/Day/Year)

    [ ] Male   [ ] Female

5.  ANNUITY COMMENCEMENT AGE

SPECIFY AGE:__________________ (Annuitant age 90 if not indicated)


6.  INITIAL CONTRIBUTION INFORMATION

TOTAL INITIAL CONTRIBUTION: $ ________________

 METHOD OF PAYMENT:  [ ] By check payable to Equitable Life      [ ] By wire

 SOURCE OF FUNDS:    [ ] Rollover from other IRA
                     [ ] Direct Rollover from qualified plan or TSA
                     [ ] Direct Transfer from other IRA
                     [ ] 1035 Exchange

-------------------------------------------------------------------------------
       INCOME MANAGEMENT GROUP, P.O. BOX 1547, SECAUCUS, N.J. 07096-1547
                                (800) 338-3434
(5/97)

7.  baseBUILDER GUARANTEE ELECTION  (NOT APPLICABLE FOR NEW YORK RESIDENTS)

[ ] I choose to elect the baseBUILDER guarantee.
        Select a death benefit option:     [ ] 6% to Age 80 Roll Up OR
                                           [ ]Annual Ratchet to Age 80

[ ] I choose to elect the Guaranteed Minimum Death Benefit Only.
        Select a death benefit option:     [ ] 6% to Age 80 Roll Up OR
                                           [ ]Annual Ratchet to Age 80

8.  WITHDRAWALS (OPTIONAL)  OPTIONS A AND C CAN BE ELECTED ONLY UNDER IRA

A. [ ] SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS. Available only under IRA if you are below age 59 1/2.

   Frequency:    [ ] Monthly     [ ] Quarterly     [ ] Annually
                 Start Date: ________________ (Month, Day)

   Calculation Basis:     [ ] Single Life     [ ] Joint and 100% to Survivor

B. [ ] SYSTEMATIC WITHDRAWALS. Under IRA, available only if you are age 59 1/2 to 70 1/2.

   Frequency:    [ ] Monthly     [ ] Quarterly     [ ] Annually
                 Start Date: ________________ (Month, Day)

   Amount of Withdrawal:  $_______________ or __________%

C. [ ] MINIMUM DISTRIBUTION WITHDRAWALS. Available only if you have elected Self-Directed Allocation under IRA and you are age 70 1/2 or older.

   Minimum Distribution Withdrawals based on the period of:
      [ ] Owner/Annuitant's life expectancy only
      [ ] joint life expectancies of Owner/Annuitant and spouse
      [ ] joint life expectancies of Owner/Annuitant and non-spouse beneficiary

   If joint life, indicate joint Annuitant's date of birth: __________________
   Do you want your life expectancy recalculated?      [ ] yes  [ ] no
   If you elected joint life expectancies, do you want your life expectancies recalculated? [ ] yes [ ] no

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)
A. [ ] I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B.   [ ] I want to have Federal income tax withheld from each payment.


9.  SUITABILITY

A.  Did you receive the EQUITABLE ACCUMULATOR prospectus?  [ ] Yes [ ] No

-----------------------------        ------------------------------------------
Date of Prospectus                   Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the
    Certificate/Contract applied for will be issued?     [ ] Yes    [ ] No

    If Yes, complete the following:

-------------   --------------   ---------      ----------------------------
Year Issued     Type of Plan     Company        Certificate/Contract Number


10. SPECIAL INSTRUCTIONS

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(5/97)                                                      Accumulator page 2

11. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C

                                               (1) GUARANTEE PERIODS
                                                  -----------------
                                          February 15, 1998............._______%

  A. [ ] SELF-DIRECTED ALLOCATION         February 15, 1999............._______%
  Allocate initial contribution
  Allocate initial contribution between   February 15, 2000............._______%
  "(1) GUARANTEE PERIODS" and
  "(2) INVESTMENT FUNDS." The             February 15, 2001............._______%
  total of (1) and (2) must equal 100%.
                                          February 15, 2002............._______%

                                          February 15, 2003............._______%

                                          February 15, 2004............._______%

                                          February 15, 2005............._______%

                                          February 15, 2006............._______%

                                          February 15, 2007............._______%

                                                                                             SUBTOTAL............ ________% (1)

  B. [ ] PRINCIPAL ASSURANCE

  Under Principal Assurance, an                        (2) INVESTMENT FUNDS
  amount is allocated to a Guarantee                       ----------------
  Period so that the maturity value          EQ/Putnam Growth & Income Value.............. _________________ %
  will equal the initial contribution
  in the year selected.                      EQ/Putnam Investors Growth................... _________________ %

  SELECT MATURITY YEAR:                      EQ/Putnam International Equity............... _________________ %

  [ ] 2004 [ ] 2005 [ ] 2006 [ ] 2007        MFS Research................................. _________________ %

                                             MFS Emerging Growth Companies................ _________________ %
  Allocate the remaining amount of
  the initial contribution only to           Merrill Lynch Basic Value Equity............. _________________ %
  "(2) INVESTMENT FUNDS."
                                             Merrill Lynch World Strategy................. _________________
  The total must equal 100%.
                                             Alliance Money Market........................ _________________ %

                                             Alliance High Yield.......................... _________________ %

                                             Alliance Common Stock........................ _________________ %

                                             Alliance Aggressive Stock.................... _________________ %

                                             Alliance Small Cap Growth.................... _________________ %


                                                                                            SUBTOTAL........... _______________% (2)
  C. [ ]    SPECIAL DOLLAR COST
                                                                                                  TOTAL........       100%
            AVERAGING The initial contribution is allocated to the
  Alliance Money Market Fund. Thereafter, amounts are transferred over a twelve month period from the Alliance Money Market Fund to the other
  Investment Funds based on the percentages you indicate under "(2)
  INVESTMENT FUNDS." The total must equal 100%. Do not indicate a percentage for the Alliance Money Market Fund.

(5/97)                                                     Accumulator page 3

12. AGREEMENT

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
 -----------------------------    --------------   ----------------------------
Proposed Annuitant's Signature    Date             Signed at: City, State

X
 -----------------------------    --------------   ----------------------------
Proposed Owner's Signature        Date             Signed at: City, State
(If other than Annuitant)

     (NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR REGISTERED REPRESENTATIVE OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION
CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM OR AN ENROLLMENT FORM CONTAINING ANY FALSE, OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE
INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.


X
 -----------------------------    --------------   ----------------------------
Proposed Annuitant's Signature    Date             Signed at: City, State

X
 -----------------------------    --------------   ----------------------------
Proposed Owner's Signature        Date             Signed at: City, State
(If other than Annuitant)
 ...............................................................................
Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant? [ ] Yes [ ] No

Florida License ID No(s). ________________________________________


-------------------------------------------------------------------------------
Registered Representative Signature        Print Name & No. of Registered
                                           Representative

-------------------------------------------------------------------------------
Registered Representative       Broker-Dealer/Branch      Client Account No.
Soc. Sec. No./TIN


(5/97)                                                      Accumulator page 4

                                  INCOME MANAGER(SM) (IRA AND NQ)

[INSERT EQ LOGO]                  Enrollment Form under Group Annuity Contract
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                  No. AC7625, AC7627 and Application for
                                  Individual Contract
------------------------------------------------------------------------------
     1.  PROGRAM        |_| IRA         |_| Non-Qualified (NQ)

     2.  OWNER/ANNUITANT

     -------------------------------------   --------------------------------
     Name (First, Middle, Last)              Date of Birth (Month/Day/Year)

     -------------------------------------   --------------------------------
     Address (Street, City, State, Zip Code) Social Security No.

     -----------------  ------------------   |_| Male      |_| Female
     Home Phone Number  Office Phone Number

     3.  BENEFICIARY(IES)  IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.

     ----------------------------------- -------------------------- ----------
     Name (First, Middle, Last)          Relationship to Annuitant          %


     ----------------------------------- -------------------------- ----------
     Name (First, Middle, Last)          Relationship to Annuitant          %


     ----------------------------------- -------------------------- ----------
     Name (First, Middle, Last)          Relationship to Annuitant          %


     ----------------------------------- -------------------------- ----------
     Name (First, Middle, Last)          Relationship to Annuitant          %


     |_| You may designate your spouse as the Successor Owner/Annuitant by checking the box and completing the following information. Your spouse must also be named as the sole primary beneficiary.

     ---------------------------  ------------------------ [ ] Male [ ] Female
     Spouse's Social Security No. Spouse's Date of Birth (Month/Day/Year)

     4.  INITIAL CONTRIBUTION INFORMATION

     TOTAL INITIAL CONTRIBUTION: $______________________________
     METHOD OF PAYMENT:    |_| By check payable to Equitable Life  |_| By wire
     SOURCE OF FUNDS:      |_| Rollover from other IRA
                           |_| Direct Rollover from qualified plan or TSA
                           |_| Direct Transfer from other IRA
                           |_| 1035 Exchange


     5.  INCOME MANAGER CHOOSE A OR B

     ^ A. |_| LIFE ANNUITY WITH A PERIOD CERTAIN.
        I. PATTERN OF PAYMENTS:
        (A) |_| Guaranteed Level        Period Certain: __________ years
                            Payment Start Date: ________________(month, year)
        (B) |_| Guaranteed Increasing (Not available for IRA Certificates/
                 Contracts)     Payment Start Date: _____________(month, year)
        II. PAYMENT MODE:  |_| Monthly    |_| Quarterly    |_| Annually
        III. FORM OF ANNUITY:  |_| Single Life   |_| Joint and Survivor
                 (Joint Annuitant must be sole primary beneficiary named
                  in Section 3.)
        If Joint and Survivor, select payout to survivor:
         |_| 100%     |_| 66.67%     |_| 50%

        ---------------------------------------------------------------------
        Joint Annuitant Name (First, Middle, Last)

        ---------------------------------------------
        Date of Birth (Month/Day/Year)

        ---------------------------------------
        Social Security No.

        -----------------------------------------------  |_| Male   |_| Female
        Address (Street, City, State, Zip Code)

     ^ B. |_| PERIOD CERTAIN.     Period Certain: __________ years
        Payment Mode:   |_| Monthly  |_| Quarterly  |_| Annually in ___(month)

______________________________________________________________________________
      INCOME MANAGEMENT GROUP, P.O. BOX 1547, SECAUCUS, N.J. 07096-1547
                                (800) 338-3434

                       PART OF INCOME MANAGER PORTFOLIO

     6. WITHHOLDING ELECTION INFORMATION PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS BEFORE COMPLETING

     A. |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No. required)

     B. |_| I want to have Federal income tax withheld from each payment. (You may also designate an additional amount in line "C.")

          Number of Allowances: _________:  |_| Single    |_| Married
          |_| Married, but withhold at a higher single rate.

     C. |_| I want the following additional amount withheld from each payment $______________. (You must also complete line "B.")

     7.  SUITABILITY

     A.  Did you receive the INCOME MANAGER (IRA and NQ) prospectus?
         |_| Yes      |_| No

     -------------------------------------------------------------------------
     Date of Prospectus             Date(s) of any Supplement(s) to Prospectus

     B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued? |_| Yes |_| No If Yes, complete the following:

     ------------ ---------------- --------------- ---------------------------
     Year Issued  Type of Plan     Company         Certificate/Contract Number

     C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

     -------------------------------------------  ----------------------------
     Employer's Name & Address                    Owner/Annuitant's Occupation

     ------------------------------              ------------------------
     Estimated Annual Family Income              Estimated Net Worth

     Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth
                               |_| Aggressive Growth   |_| Safety of Principal

     Is Owner/Annuitant associated with or employed by a member of the NASD?
     |_| Yes     |_| No

     8.  SPECIAL INSTRUCTIONS

     _________________________________________________________________________

     _________________________________________________________________________

     _________________________________________________________________________

     _________________________________________________________________________

     9.  AGREEMENT

     All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value may increase or decrease to reflect any market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

     X
     ------------------------------------ --------- --------------------------
     Proposed Owner/Annuitant's Signature Date      Signed at: City, State

    (NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

     COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

     FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

     NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM OR AN ENROLLMENT FORM CONTAINING ANY FALSE, OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

     KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

     ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

     X
     ------------------------------------ -------------- --------------------
     Proposed Owner/Annuitant's Signature Date           Signed at: City, State

     Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant? |_| Yes |_| No

     Florida License ID No(s). ________________________________________



     1) ______________________________________________________________________
        Agent Signature                              Print Name & No. of Agent

        ______________________________________________________________________
        Agent Soc. Sec. No.                          Agency Code             %


     2) ______________________________________________________________________
        Agent Signature                              Print Name & No. of Agent

        ______________________________________________________________________
        Agent Soc. Sec. No.                          Agency Code             %

                                  MVA ANNUITY (IRA AND NQ)
[INSERT EQ LOGO]                  Enrollment Form under Group Annuity Contract
THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES
                                  No. AC7625, AC7627 and Application for
                                   Individual Contract
------------------------------------------------------------------------------
     1.  PROGRAM   |_| IRA       |_| Non-Qualified (NQ)

     2.  OWNER   |_| Individual     |_| Trustee (for an individual)

     ------------------------------------------ ------------------------------
     Name (First, Middle, Last)                 Date of Birth (Month/Day/Year)

     ------------------------------------------ ------------------------------
     Address (Street, City, State, Zip Code)    Social Security No./TIN

     --------------------  -------------------- |_| Male      |_| Female
     Home Phone Number     Office Phone Number

     3.  ANNUITANT  IF OTHER THAN OWNER

     ------------------------------------------ ------------------------------
     Name (First, Middle, Last)                 Date of Birth (Month/Day/Year)

     ------------------------------------------ ------------------------------
     Address (Street, City, State, Zip Code)    Social Security No.

     ----------------- ------------------- --------------- |_| Male |_| Female
     Home Phone Number Office Phone Number Relationship to Owner

     4.  BENEFICIARY(IES)  IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.

     ---------------------------------------- --------------------------------
     Name (First, Middle, Last)               Relationship to Annuitant      %


     ---------------------------------------- --------------------------------
     Name (First, Middle, Last)               Relationship to Annuitant      %


     ---------------------------------------- --------------------------------
     Name (First, Middle, Last)               Relationship to Annuitant      %


     ---------------------------------------- --------------------------------
     Name (First, Middle, Last)               Relationship to Annuitant      %

     |_| Check this box to designate your spouse as the Successor
     Owner/Annuitant and complete the following information. Your spouse must also be named as the sole primary beneficiary.

     ---------------------------- ------------------------- |_| Male|_| Female
     Spouse's Social Security No. Spouse's Date of Birth (Month/Day/Year)

     5.  ANNUITY COMMENCEMENT AGE

     SPECIFY AGE:__________________ (Annuitant's age 90 if not indicated)

     6.  CONTRIBUTION INFORMATION

     TOTAL CONTRIBUTION:  $ _____________________
     METHOD OF PAYMENT:  [ ] By check payable to Equitable Life   |_| By wire
     SOURCE OF FUNDS:   [ ] Rollover from other IRA
                        [ ] Direct Rollover from qualified plan or TSA
                        [ ] Direct Transfer from other IRA
                        [ ] 1035 Exchange


______________________________________________________________________________
      INCOME MANAGEMENT GROUP, P.O. BOX 1547, SECAUCUS, N.J. 07096-1547
                                (800) 338-3434

                       PART OF INCOME MANAGER PORTFOLIO

     7.  ALLOCATION TO INITIAL GUARANTEE PERIOD
     Your contribution will be allocated to a Guarantee Period you select below. In years 1998 through 2006, the Guarantee Periods will mature on February 15th of the year selected. In the year 2007 there are two Guarantee Periods available with Expiration Dates of February 15th and May 15th. You may not select a Guarantee Period with a maturity beyond the earliest available Expiration Date immediately following the Annuity Commencement Date.
       |_| 1998     |_| 1999     |_| 2000      |_| 2001     |_| 2002
       |_| 2003     |_| 2004     |_| 2005     |_| 2006
       |_| February 15, 2007     |_| May 15, 2007

     8.  SYSTEMATIC WITHDRAWALS (OPTIONAL)

     FREQUENCY: |_| Monthly  |_| Quarterly |_| Annually
                Start Date: ________________ (Month, Day)
     AMOUNT OF WITHDRAWAL:  $_______________ or _______________%

     WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

     A. |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)

     B.  |_| I want to have Federal income tax withheld from each payment.

     9. SUCCESSOR OWNER (OPTIONAL FOR NQ) AVAILABLE ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS


     -------------------------------- -------------------- [ ] Male [ ] Female
     Name (First, Middle, Last)       Date of Birth (Month/Day/Year)

     ------------------------------------------------ ------------------------
     Address (Street, City, State, Zip Code)          Social Security No./TIN

     10. SUITABILITY

     A.  Did you receive the MVA ANNUITY (IRA and NQ) prospectus?
         |_| Yes    |_| No

     ------------------------------- -----------------------------------
     Date of Prospectus              Date(s) of any Supplement(s) to Prospectus

     B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued? |_| Yes |_| No If Yes, complete the following:

     ----------- -------------------- -----------  ---------------------------
     Year Issued Type of Plan         Company      Certificate/Contract Number


     C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

     _________________________________________________________________________
     Employer's Name & Address           Owner/Annuitant's Occupation

     __________________________________     ______________________
     Estimated Annual Family Income         Estimated Net Worth

     Investment Objective:   |_| Income   |_| Income & Growth
                             |_| Growth   |_| Aggressive Growth
                             |_| Safety of Principal

     Is Owner or Annuitant associated with or employed by a member of
     the NASD?               |_| Yes     |_| No

     11. SPECIAL INSTRUCTIONS

     _________________________________________________________________________

     _________________________________________________________________________

     _________________________________________________________________________

     _________________________________________________________________________

     12. AGREEMENT
     All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value may increase or decrease to reflect any market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

     X
     _______________________________  _______________ _______________________
     Proposed Annuitant's Signature   Date            Signed at: City, State

     X
     _______________________________  _______________ _______________________
     Owner's Signature (If other than
     Proposed Annuitant)              Date            Signed at: City, State

    (NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

     COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

     FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

     NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM OR AN ENROLLMENT FORM CONTAINING ANY FALSE, OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

     KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

     ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

     X
     ------------------------------ ------------------- ----------------------
     Proposed Annuitant's Signature Date                Signed at: City, State

     X
     ------------------------------ ------------------- ----------------------
     Proposed Owner's Signature
     (If other than Annuitant)      Date                Signed at: City, State
     -------------------------------------------------------------------------
     Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant? |_| Yes |_| No

     Florida License ID No(s). ________________________________________


     1) _____________________________________________________________________
         Agent Signature           Print Name & No. of Agent

        _____________________________________________________________________
         Agent Soc. Sec. No.       Agency Code                              %


     2) _____________________________________________________________________
         Agent Signature           Print Name & No. of Agent

        _____________________________________________________________________
         Agent Soc. Sec. No.       Agency Code                              %